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                          MASSACHUSETTS INVESTORS TRUST

                      Supplement to the Current Prospectus

The description of portfolio managers under the "Management of the Fund - Portfolio Manager" section is hereby restated as follows:

John D. Laupheimer, Jr., Mitchell P. Dynan, Liehar Moy and Brooks Taylor are the portfolio managers of the fund. Mr. Laupheimer, Director of Equity Research and a Senior Vice President of MFS has been a portfolio manager of the fund since 1992. Mr. Laupheimer has been employed in the investment management area of the Adviser since 1981. Mr. Dynan, a Senior Vice President of MFS, has been a portfolio manager of the fund since 1995. Mr. Dynan has been employed in the investment management area of the Adviser since 1986. Ms. Moy and Mr. Taylor, each a Vice President of the Adviser, became portfolio managers of the fund on January 1, 2001. Ms. Moy has been employed in the investment management area of the Adviser since 1993. Mr. Taylor has been employed in the investment management area of the Adviser since 1996. Prior to joining MFS, Mr. Taylor was an analyst with Lodestar Group, a subsidiary of Societe Generale.


                 The date of this Supplement is January 1, 2001.


  El presente suplemento tambien se encuentran disponibles en espanol. Solicite ejemplares a un representante de servicio de MFS llamando al 1-800-225-2606. En el caso de discrepancias entre las versiones en ingles y en espanol, se considerara valida la version en ingles.